Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial Risk Management
Financial Risk Management

(25) Financial Risk Management

We manage market risks (that is, foreign currency exchange rate risk, interest rate risk, and equity price risk), credit risk, and liquidity risk on a Group-wide basis through our global treasury department. Our risk management and hedging strategy is set by our treasury guideline and other internal guidelines, and is subject to continuous internal risk analysis. Derivative financial instruments are only purchased to reduce risks and not for speculation, which is defined as entering into derivative instruments without a corresponding underlying transaction.

Foreign Currency Exchange Rate Risk Management

We continuously monitor our exposure to currency fluctuation risks based on monetary items and forecasted transactions and pursue a Group-wide strategy to manage foreign currency exchange rate risk, using derivative financial instruments, primarily foreign exchange forward contracts, as appropriate, with the primary aim of reducing profit or loss volatility. Most of the hedging instruments are not designated as being in a hedge accounting relationship. For more information, see Note (3a).

Currency Hedges Designated as Hedging Instruments (Cash Flow Hedges)

We enter into derivative financial instruments, primarily foreign exchange forward contracts, to hedge significant forecasted cash flows (royalties) from foreign subsidiaries denominated in foreign currencies with a defined set of hedge ratios and a hedge horizon of up to 12 months, which is also the maximum maturity of the foreign exchange derivatives we use.

For all years presented, no previously highly-probable transaction designated as a hedged item in a foreign currency cash flow hedge relationship ceased to be probable. Therefore, we did not discontinue any of our cash flow hedge relationships. Also, we identified no ineffectiveness in all years reported. Generally, the cash flows of the hedged forecasted transactions are expected to occur and to be recognized in profit or loss monthly within a time frame of 12 months from the date of the statement of financial position.

Foreign Currency Exchange Rate Exposure

Our risk exposure is based on a sensitivity analysis considering the following:

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The SAP Group’s entities generally operate in their functional currencies. In exceptional cases and limited economic environments, operating transactions are denominated in currencies other than the functional currency, leading to a foreign currency exchange rate risk for the related monetary instruments. Where material, this foreign currency exchange rate risk is hedged. Therefore, fluctuations in foreign currency exchange rates neither have a significant impact on profit nor on other comprehensive income with regard to our non-derivative monetary financial instruments and related income or expenses.

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Our free-standing derivatives designed for hedging foreign currency exchange rate risks almost completely balance the changes in the fair values of the hedged item attributable to exchange rate movements in the Consolidated Income Statements in the same period. As a consequence, the hedged items and the hedging instruments are not exposed to foreign currency exchange rate risks, and thereby have no effect on profit.

Consequently, we are only exposed to significant foreign currency exchange rate fluctuations with regard to the following:

-	Derivatives held within a designated cash flow hedge relationship (excluding the interest element, which is not part of the assigned cash flow hedge relationships) affecting other comprehensive income
-	Foreign currency embedded derivatives affecting other non-operating expense, net.

We calculate our sensitivity on an upward/downward shift of +/–10% of the foreign currency exchange rate between euro and all major currencies (2016 and 2015: upward/downward shift of +/–25% of the foreign currency exchange rate between euro and Brazilian real; +/–10% of the foreign currency exchange rate between euro and all other major currencies). If on December 31, 2017, 2016, and 2015, the foreign currency exchange rates had been higher/lower as described above, this would not have had a material effect on other non-operating expense, net and other comprehensive income.

Our foreign currency exposure (and our average/high/low exposure) as at December 31 was as follows:

Foreign Currency Exposure

€ billions	2017	2016
Year-end exposure toward all our major currencies	0.9	0.9
Average exposure	0.9	0.9
Highest exposure	1.0	1.0
Lowest exposure	0.9	0.8

Interest Rate Risk Management

The aim of our interest rate risk management is to reduce profit or loss volatility and optimize our interest result by creating a balanced structure of fixed and variable cash flows. We therefore manage interest rate risks by adding interest rate-related derivative instruments to a given portfolio of investments and debt financing.

Derivatives Designated as Hedging Instruments (Fair Value Hedges)

The majority of our investments are based on variable rates and/or short maturities (2017: 79%; 2016: 71%) while most of our financing transactions are based on fixed rates and long maturities (2017: 71%; 2016: 71%). To match the interest rate risk from our financing transactions to our investments, we use receiver interest rate swaps to convert certain fixed-rate financial liabilities to floating, and by this means secure the fair value of the swapped financing transactions. The desired fixed-floating mix of our net debt is set by the Treasury Committee. Including interest rate swaps, 49% (2016: 42%) of our total interest-bearing financial liabilities outstanding as at December 31, 2017, had a fixed interest rate.

None of the fair value adjustment from the receiver swaps, the basis adjustment on the underlying hedged items held in fair value hedge relationships, and the difference between the two recognized in financial income, net is material in any of the years presented.

Interest Rate Exposure

A sensitivity analysis is provided to show the impact of our interest rate risk exposure on profit or loss and equity in accordance with IFRS 7, considering the following:

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Changes in interest rates only affect the accounting for non-derivative fixed-rate financial instruments if they are recognized at fair value. Therefore, such interest rate changes do not change the carrying amounts of our non-derivative fixed-rate financial liabilities as we account for them at amortized cost. Investments in fixed-rate financial assets classified as available-for-sale were not material at each year end reported. Thus, we do not consider any fixed-rate instruments in the equity-related sensitivity calculation.

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Income or expenses recorded in connection with non-derivative financial instruments with variable interest rates are subject to interest rate risk if they are not hedged items in an effective hedge relationship. Thus, we take into consideration interest rate changes relating to our variable-rate financing and our investments in money market instruments in the profit-related sensitivity calculation.

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The designation of interest rate receiver swaps in a fair value hedge relationship leads to interest rate changes affecting financial income, net. The fair value movements related to the interest rate swaps are not reflected in the sensitivity calculation, as they offset the fixed interest rate payments for the bonds and private placements as hedged items. However, changes in market interest rates affect the amount of interest payments from the interest rate swap. As a consequence, those effects of market interest rates on interest payments are included in the profit-related sensitivity calculation.

Due to the different interest rate expectations for the U.S. dollar and the euro area, we base our sensitivity analyses on a yield curve upward shift of +100/+25 basis points (bps) for the U.S. dollar/euro area (2016 and 2015: +100/+50 bps for the U.S. dollar/euro area) and a yield curve downward shift of –25 bps for both the U.S. dollar/euro area (2016: –50 bps; 2015: –50 bps).

If, on December 31, 2017, 2016, and 2015, interest rates had been higher/lower as described above, this would not have had a material effect on financial income, net for our variable interest rate investments and would have had the following effects on financial income, net.

Interest Rate Sensitivity

€ millions	Effects on Financial Income, Net
	2017	2016	2015
Derivatives held within a designated fair value hedge relationship
Interest rates +100 bps in U.S. dollar area/+25 bps in euro area (2016 and 2015: +100/+50 bps for U.S. dollar/euro area)	–26	–46	–105
Interest rates –25 bps in U.S. dollar/euro area (2016 and 2015: –50 bps for U.S. dollar/euro area)	9	29	62
Variable-rate financing
Interest rates +25 bps in euro area (2016 and 2015: +50 bps in euro area)	–5	–21	–39
Interest rates –25 bps in euro area (2016 and 2015: –50 bps in euro area)	0	0	19

Our interest rate exposure (and our average/high/low exposure) as at December 31 was as follows:

Interest Rate Risk Exposure

€ billions				2017				2016
	Year-End	Average	High	Low	Year-End	Average	High	Low
Fair value interest rate risk
From investments	0.04	0.12	0.31	0.03	0.20	0.08	0.20	0.03
Cash flow interest rate risk
From investments (including cash)	3.80	3.78	4.10	3.52	3.31	3.59	4.38	3.03
From financing	1.81	1.94	2.31	1.80	2.31	2.94	3.31	2.31
From interest rate swaps	1.35	1.75	2.22	1.35	2.22	2.59	2.69	2.22

Equity Price Risk Management

Our listed equity investments are monitored based on the current market value that is affected by the fluctuations in the volatile stock markets worldwide. Unlisted equity investments are monitored based on detailed financial information provided by the investees. The fair value of our listed equity investments depends on the equity prices, while the fair value of the unlisted equity investments is influenced by various unobservable input factors. An assumed 10% increase (decrease) in equity prices and respective unobservable inputs as at December 31, 2017, would have increased (decreased) the value of our marketable equity investments and other comprehensive income by €56 million (€56 million) (2016: increased by €84 million (decreased by €81 million)).

We are exposed to equity price risk with regard to our share-based payments. In order to reduce resulting profit or loss volatility, we hedge certain cash flow exposures associated with these plans through the purchase of derivative instruments, but do not establish a designated hedge relationship. In our sensitivity analysis, we include the underlying share-based payments and the hedging instruments. Thus, we base the calculation on our net exposure to equity prices, as we believe that taking only the derivative instrument into account would not properly reflect our equity price risk exposure. An assumed 20% increase (decrease) in equity prices as at December 31, 2017, would have increased (decreased) our share-based payment expenses by €306 million (€291 million) (2016: increased by €281 million (decreased by €252 million); 2015: increased by €200 million (decreased by €198 million)).

Credit Risk Management

To mitigate the credit risk from our investing activities and derivative financial assets, we conduct all our activities only with approved major financial institutions and issuers that carry high external ratings, as required by our internal treasury guideline. Among its stipulations, the guideline requires that we invest only in assets from issuers with a minimum rating of at least “BBB flat”. We only make investments in issuers with a lower rating in exceptional cases. Such investments were not material in 2017 and 2016. The weighted average rating of our financial assets is in the range A– to BBB+. We pursue a policy of cautious investments characterized by predominantly current investments, standard investment instruments, as well as a wide portfolio diversification by doing business with a variety of counterparties.

To further reduce our credit risk, we require collateral for certain investments in the full amount of the investment volume which we would be allowed to make use of in the case of default of the counterparty to the investment. As such collateral, we only accept bonds with at least investment grade rating level.

In addition, the concentration of credit risk that exists when counterparties are involved in similar activities by instrument, sector, or geographic area is further mitigated by diversification of counterparties throughout the world and adherence to an internal limit system for each counterparty. This internal limit system stipulates that the business volume with individual counterparties is restricted to a defined limit, which depends on the lowest official long-term credit rating available by at least one of the major rating agencies, the Tier 1 capital of the respective financial institution, or participation in the German Depositors’ Guarantee Fund or similar protection schemes. We continuously monitor strict compliance with these counterparty limits. As the premium for credit default swaps mainly depends on market participants’ assessments of the creditworthiness of a debtor, we also closely observe the development of credit default swap spreads in the market to evaluate probable risk developments to timely react to changes if these should manifest.

The default risk of our trade receivables is managed separately, mainly based on assessing the creditworthiness of customers through external ratings and our past experience with the customers concerned. Outstanding receivables are continuously monitored locally. For more information, see Note (3). The impact of default on our trade receivables from individual customers is mitigated by our large customer base and its distribution across many different industries, company sizes, and countries worldwide. For more information about our trade receivables, see Note (13). For information about the maximum exposure to credit risk, see Note (24).

Liquidity Risk Management

Our liquidity is managed by our global treasury department with the primary aim of maintaining liquidity at a level that is adequate to meet our financial obligations.

Generally, our primary source of liquidity is funds generated from our business operations. Our global treasury department manages liquidity centrally for all subsidiaries. Where possible, we pool their cash surplus so that we can use liquidity centrally for our business operation, for subsidiaries’ funding requirements, or to invest any net surplus in the market. With this strategy, we seek to optimize yields, while ensuring liquidity, by investing only with counterparties and issuers of high credit quality, as explained before. Hence, high levels of liquid assets and marketable securities provide a strategic reserve, helping keep SAP flexible, sound, and independent.

Apart from effective working capital and cash management, we have reduced the liquidity risk inherent in managing our day-to-day operations and meeting our financing responsibilities by arranging an adequate volume of available credit facilities with various financial institutions on which we can draw if necessary.

In order to retain high financial flexibility, on November 20, 2017, SAP SE entered into a €2.5 billion syndicated credit facility agreement with an initial term of five years plus two one-year extension options replacing its previous credit facility of €2.0 billion from 2013. The use of the facility is not restricted by any financial covenants. Borrowings under the facility bear interest of EURIBOR or LIBOR for the respective currency plus a margin of 17.0 basis points. We are also required to pay a commitment fee of 5.95 basis points per annum on the unused available credit. We have not drawn on the facility.

Additionally, as at December 31, 2017, and 2016, we had available lines of credit totaling €510 million and €499 million, respectively. There were immaterial borrowings outstanding under these lines of credit in all years presented.